April 19, 2013                                            Exhibit 99.1
Park National Corporation reports first quarter financial results and continues $0.94 cash dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE Amex: PRK) today reported financial results for the three-month (first quarter) period ended March 31, 2013. Also, Park's Board of Directors declared a $0.94 per common share quarterly cash dividend, payable on June 10, 2013 to common shareholders of record as of May 22, 2013.
Net income for the first quarter of 2013 was $20.7 million. Net income for the same period in 2012 was $31.5 million, which included a gain of $22.2 million ($14.4 million after-tax) from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank. That transaction closed on February 16, 2012.
Excluding the gain from the sale of the Vision Bank business in 2012, net income for the first quarter of 2012 would have been $17.1 million. Park's net income in the first quarter of 2013 of $20.7 million was an increase of approximately 21.1 percent above first quarter of 2012 results excluding the gain related to the Vision Bank sale.
Net income per diluted common share for the first quarter of 2013 was $1.34. Net income per diluted common share was $1.95 for the same period in 2012. Excluding the gain from the sale of the Vision Bank business in 2012, net income per diluted common share for the first quarter of 2012 would have been $1.01.
“Our lending activity continues at a strong pace. We pursue every opportunity to make residential, personal, and business loans within each community we serve,” said Park Chairman C. Daniel DeLawder. “The local expertise and dedication of our bankers across Ohio, combined with substantial reduction of troubled assets retained from the Vision Bank business, were key drivers in our successful first quarter.”
The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank, reported net income of $19.9 million for the first quarter of 2013, compared to net income of $21.6 million for the same period in 2012. The Park National Bank had total assets of $6.6 billion at both March 31, 2013 and 2012. This performance generated an annualized return on average assets of 1.23 percent and 1.34 percent for The Park National Bank through the first three months of 2013 and 2012, respectively.
“This extraordinary interest rate environment for home loans continues to fuel conversations and closings,” said Park President David L. Trautman. “Our lenders have a number of loan options and services they are using to create good solutions for our customers.”

Headquartered in Newark, Ohio, Park National Corporation had $6.7 billion in total assets (as of March 31, 2013). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011 and the American Taxpayer Relief Act of 2012; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended March 31, 2013, December 31, 2012, and March 31, 2012

	2013	2012	2012	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '12	1Q '12
INCOME STATEMENT:
Net interest income	$55,453	$56,891	$61,728	(2.5)%	(10.2)%
Provision for loan losses	329	5,188	8,338	(93.7)%	(96.1)%
Gain on sale of Vision Bank	—	—	22,167	N.M.	N.M.
Other income	18,805	17,196	17,453	9.4%	7.7%
Total other expense	46,098	48,011	48,470	(4.0)%	(4.9)%
Income before income taxes	$27,831	$20,888	$44,540	33.2%	(37.5)%
Income taxes	7,121	4,601	13,065	54.8%	(45.5)%
Net income	$20,710	$16,287	$31,475	27.2%	(34.2)%
Preferred stock dividends and accretion	—	—	1,477	N.M.	N.M.
Net income available to common shareholders	$20,710	$16,287	$29,998	27.2%	(31.0)%

MARKET DATA:
Earnings per common share - basic (b)	$1.34	$1.06	$1.95	26.4%	(31.3)%
Earnings per common share - diluted (b)	1.34	1.06	1.95	26.4%	(31.3)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	42.45	42.20	42.71	0.6%	(0.6)%
Stock price per common share at period end	69.79	64.63	69.17	8.0%	0.9%
Market capitalization at period end	1,075,602	996,077	1,065,626	8.0%	0.9%

Weighted average common shares - basic (a)	15,411,990	15,410,606	15,405,910	—%	—%
Weighted average common shares - diluted (a)	15,411,990	15,410,606	15,417,745	—%	—%
Common shares outstanding at period end	15,411,984	15,411,998	15,405,905	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.25%	0.97%	1.75%	28.9%	(28.6)%
Return on average common equity (a)(b)	12.87%	9.81%	18.50%	31.2%	(30.4)%
Yield on loans	5.13%	5.23%	5.52%	(1.9)%	(7.1)%
Yield on investments	2.91%	2.88%	3.34%	1.0%	(12.9)%
Yield on money markets	0.25%	0.24%	0.25%	4.2%	—%
Yield on earning assets	4.41%	4.49%	4.81%	(1.8)%	(8.3)%
Cost of interest bearing deposits	0.39%	0.42%	0.56%	(7.1)%	(30.4)%
Cost of borrowings	2.62%	2.66%	2.73%	(1.5)%	(4.0)%
Cost of paying liabilities	0.90%	0.97%	1.05%	(7.2)%	(14.3)%
Net interest margin	3.70%	3.72%	3.97%	(0.5)%	(6.8)%
Efficiency ratio (g)	61.76%	64.47%	60.05%	(4.2)%	2.8%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.27%	0.98%	1.77%	29.6%	(28.2)%
Annualized return on average tangible common equity (a)(b)(c)	14.48%	11.03%	20.85%	31.3%	(30.6)%
Tangible common book value per common share (d)	$37.74	$37.48	$37.97	0.7%	(0.6)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended March 31, 2013, December 31, 2012, and March 31, 2012

				Percent change vs.
BALANCE SHEET:	March 31, 2013	December 31, 2012	March 31, 2012	4Q '12	1Q '12

Investment securities	$1,352,408	$1,581,751	$1,857,335	(14.5)%	(27.2)%
Loans	4,443,523	4,450,322	4,324,383	(0.2)%	2.8%
Allowance for loan losses	55,315	55,537	59,758	(0.4)%	(7.4)%
Goodwill and other intangibles	72,559	72,671	73,088	(0.2)%	(0.7)%
Other real estate owned	36,292	35,718	41,965	1.6%	(13.5)%
Total assets	6,747,155	6,642,803	6,776,851	1.6%	(0.4)%
Total deposits	4,916,541	4,716,032	4,817,388	4.3%	2.1%
Borrowings	1,107,097	1,206,076	1,133,738	(8.2)%	(2.3)%
Stockholders' equity	654,210	650,366	756,429	0.6%	(13.5)%
Common equity	654,210	650,366	658,057	0.6%	(0.6)%
Tangible common equity (d)	581,651	577,695	584,969	0.7%	(0.6)%
Nonperforming loans	177,163	188,306	219,944	(5.9)%	(19.5)%
Nonperforming assets	213,455	224,024	261,909	(4.7)%	(18.5)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	65.86%	66.99%	63.81%	(1.7)%	3.2%
Nonperforming loans as a % of period end loans	3.99%	4.23%	5.09%	(5.7)%	(21.6)%
Nonperforming assets / Period end loans + OREO	4.76%	4.99%	6.00%	(4.6)%	(20.7)%
Allowance for loan losses as a % of period end loans	1.24%	1.25%	1.38%	(0.8)%	(10.1)%
Net loan charge-offs	$551	$5,216	$17,024	(89.4)%	(96.8)%
Annualized net loan charge-offs as a % of average loans (a)	0.05%	0.47%	1.53%	(89.4)%	(96.7)%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.70%	9.79%	11.16%	(0.9)%	(13.1)%
Common equity / Period end assets	9.70%	9.79%	9.71%	(0.9)%	(0.1)%
Tangible common equity (d) / Tangible assets (f)	8.71%	8.79%	8.73%	(0.9)%	(0.2)%
Average equity / Average assets (a)	9.75%	9.87%	10.88%	(1.2)%	(10.4)%
Average equity / Average loans (a)	14.70%	14.97%	16.73%	(1.8)%	(12.1)%
Average loans / Average deposits (a)	91.54%	92.78%	90.82%	(1.3)%	0.8%

N.M. - Not meaningful

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended March 31, 2013, December 31, 2012 and March 31, 2012, as appropriate.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED
	March 31, 2013	December 31, 2012	March 31, 2012
AVERAGE STOCKHOLDERS' EQUITY	$652,543	$660,416	$750,505
Less: Average preferred stock	—	—	98,242
Average goodwill and other intangibles	72,621	72,748	73,619
AVERAGE TANGIBLE COMMON EQUITY	$579,922	$587,668	$578,644

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	March 31, 2013	December 31, 2012	March 31, 2012
STOCKHOLDERS' EQUITY	$654,210	$650,366	$756,429
Less: Preferred stock	—	—	98,372
Goodwill and other intangibles	72,559	72,671	73,088
TANGIBLE COMMON EQUITY	$581,651	$577,695	$584,969

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED
	March 31, 2013	December 31, 2012	March 31, 2012
AVERAGE ASSETS	$6,693,476	$6,689,321	$6,896,548
Less: Average goodwill and other intangibles	72,621	72,748	73,619
AVERAGE TANGIBLE ASSETS	$6,620,855	$6,616,573	$6,822,929

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2013	December 31, 2012	March 31, 2012
TOTAL ASSETS	$6,747,155	$6,642,803	$6,776,851
Less: Goodwill and other intangibles	72,559	72,671	73,088
TANGIBLE ASSETS	$6,674,596	$6,570,132	$6,703,763

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2013	December 31, 2012	March 31, 2012
Interest income	$66,192	$68,793	$74,838
Fully taxable equivalent adjustment	387	382	427
Fully taxable equivalent interest income	$66,579	$69,175	$75,265
Interest expense	10,739	11,902	13,110
Fully taxable equivalent net interest income	$55,840	$57,273	$62,155

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2013	2012

Interest income:
Interest and fees on loans	$55,775	$61,105
Interest on:
Obligations of U.S. Government, its agencies
and other securities	10,242	13,584
Obligations of states and political subdivisions	17	46
Other interest income	158	103
Total interest income	66,192	74,838

Interest expense:
Interest on deposits:
Demand and savings deposits	501	754
Time deposits	3,090	4,639
Interest on borrowings	7,148	7,717
Total interest expense	10,739	13,110

Net interest income	55,453	61,728

Provision for loan losses	329	8,338

Net interest income after provision for loan losses	55,124	53,390

Gain on sale of Vision Bank business	—	22,167
Other income	18,805	17,453

Total other expense	46,098	48,470

Income before income taxes	27,831	44,540

Income taxes	7,121	13,065

Net income	$20,710	$31,475

Preferred stock dividends and accretion	—	1,477

Net income available to common shareholders	$20,710	$29,998

Per Common Share:
Net income - basic	$1.34	$1.95
Net income - diluted	$1.34	$1.95

Weighted average shares - basic	15,411,990	15,405,910
Weighted average shares - diluted	15,411,990	15,417,745

Cash Dividends Declared	$0.94	$0.94

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2013	December 31, 2012

Assets

Cash and due from banks	$99,976	$164,120
Money market instruments	420,536	37,185
Investment securities	1,352,408	1,581,751
Loans	4,443,523	4,450,322
Allowance for loan losses	55,315	55,537
Loans, net	4,388,208	4,394,785
Bank premises and equipment, net	56,725	53,751
Goodwill and other intangibles	72,559	72,671
Other real estate owned	36,292	35,718
Other assets	320,451	302,822
Total assets	$6,747,155	$6,642,803

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,119,902	$1,137,290
Interest bearing	3,796,639	3,578,742
Total deposits	4,916,541	4,716,032
Borrowings	1,107,097	1,206,076
Other liabilities	69,307	70,329
Total liabilities	$6,092,945	$5,992,437

Stockholders' Equity:
Common stock (No par value; 20,000,000 shares authorized in 2013 and 2012; 16,150,973 shares issued at March 31, 2013 and 16,150,987 shares issued at December 31, 2012)	$302,653	$302,654
Accumulated other comprehensive loss, net of taxes	(19,897)	(17,518)
Retained earnings	447,829	441,605
Treasury stock (738,989 shares at March 31, 2013 and December 31, 2012)	(76,375)	(76,375)
Total stockholders' equity	$654,210	$650,366

Total liabilities and stockholders' equity	$6,747,155	$6,642,803

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2013	2012

Assets

Cash and due from banks	$114,662	$136,480
Money market instruments	259,723	168,880
Investment securities	1,440,281	1,663,891
Loans	4,438,308	4,485,074
Allowance for loan losses	57,299	70,441
Loans, net	4,381,009	4,414,633
Bank premises and equipment, net	55,090	60,398
Goodwill and other intangibles	72,621	73,619
Other real estate owned	34,282	42,663
Other assets	335,808	335,984
Total assets	$6,693,476	$6,896,548

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,100,953	$1,047,062
Interest bearing	3,747,634	3,891,482
Total deposits	4,848,587	4,938,544
Borrowings	1,108,304	1,139,028
Other liabilities	84,042	68,471
Total liabilities	$6,040,933	$6,146,043

Stockholders' Equity:
Preferred stock	$—	$98,242
Common stock	302,653	301,202
Common stock warrants	—	4,297
Accumulated other comprehensive loss, net of taxes	(18,744)	(8,357)
Retained earnings	445,009	432,128
Treasury stock	(76,375)	(77,007)
Total stockholders' equity	$652,543	$750,505

Total liabilities and stockholders' equity	$6,693,476	$6,896,548

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2013	2012	2012	2012	2012
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$55,775	$57,671	$58,269	$57,593	$61,105
Interest on:
Obligations of U.S. Government, its agencies and other securities	10,242	10,984	12,187	13,794	13,584
Obligations of states and political subdivisions	17	19	33	42	46
Other interest income	158	119	129	57	103
Total interest income	66,192	68,793	70,618	71,486	74,838

Interest expense:
Interest on deposits:
Demand and savings deposits	501	491	636	602	754
Time deposits	3,090	3,404	3,757	4,121	4,639
Interest on borrowings	7,148	8,007	8,209	8,083	7,717
Total interest expense	10,739	11,902	12,602	12,806	13,110

Net interest income	55,453	56,891	58,016	58,680	61,728

Provision for loan losses	329	5,188	16,655	5,238	8,338

Net interest income after provision for loan losses	55,124	51,703	41,361	53,442	53,390

Gain on sale of Vision business	—	—	—	—	22,167
Other income	18,805	17,196	18,079	17,508	17,453

Gain on sale of securities	—	—	—	—	—

Total other expense	46,098	48,011	45,683	45,804	48,470

Income before income taxes	27,831	20,888	13,757	25,146	44,540

Income taxes	7,121	4,601	1,775	6,260	13,065

Net income	$20,710	$16,287	$11,982	$18,886	$31,475

Preferred stock dividends and accretion	—	—	—	1,948	1,477

Net income available to common shareholders	$20,710	$16,287	$11,982	$16,938	$29,998

Per Common Share:
Net income - basic	$1.34	$1.06	$0.78	$1.10	$1.95
Net income - diluted	$1.34	$1.06	$0.78	$1.10	$1.95

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2013	2012	2012	2012	2012
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$4,076	$4,056	$4,019	$4,044	$3,828
Service charges on deposits	3,822	4,235	4,244	4,154	4,071
Other service income	3,985	3,463	4,017	3,417	2,734
Checkcard fee income	2,983	3,151	3,038	3,180	3,172
Bank owned life insurance income	1,202	1,184	1,184	1,184	1,202
ATM fees	627	650	565	536	608
OREO devaluations, net	401	(2,440)	(425)	(2,648)	(1,359)
Gain/(loss) on the sale of OREO, net	224	1,028	138	2,203	1,045
Gain on sale of Vision Bank	—	—	—	—	22,167
Other	1,485	1,869	1,299	1,438	2,152
Total other income	$18,805	$17,196	$18,079	$17,508	$39,620

Other expense:
Salaries and employee benefits	$24,633	$24,086	$24,255	$22,813	$24,823
Net occupancy expense	2,597	2,222	2,303	2,249	2,670
Furniture and equipment expense	2,607	2,774	2,666	2,727	2,621
Data processing fees	1,019	913	904	899	1,200
Professional fees and services	5,864	6,846	6,040	5,800	5,581
Amortization of intangibles	112	139	139	139	1,754
Marketing	848	1,002	924	705	843
Insurance	1,302	1,482	1,408	1,400	1,490
Communication	1,580	1,482	1,470	1,494	1,537
Loan put provision	—	—	346	2,701	662
Other	5,536	7,065	5,228	4,877	5,289
Total other expense	$46,098	$48,011	$45,683	$45,804	$48,470

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2013	2012	2011	2010	2009

Allowance for loan losses:
Allowance for loan losses, beginning of period	$55,537	$68,444	$143,575	$116,717	$100,088
Transfer of loans at fair value	—	—	(219)	—	—
Transfer of allowance to held for sale	—	—	(13,100)	—	—
Charge-offs (A)	6,508	61,268	133,882	66,314	59,022
Recoveries	5,957	12,942	8,798	6,092	6,830
Net charge-offs	551	48,326	125,084	60,222	52,192
Provision for loan losses	329	35,419	63,272	87,080	68,821
Allowance for loan losses, end of period	$55,315	$55,537	$68,444	$143,575	$116,717
(A) Year ended 2012 includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$55,315	$55,537	$68,444	$143,575	$116,717
Specific reserves	8,260	8,276	15,935	66,904	36,721
General reserves	$47,055	$47,261	$52,509	$76,671	$79,996

Total loans	$4,443,523	$4,450,322	$4,317,099	$4,732,685	$4,640,432
Impaired commercial loans	130,270	137,238	187,074	250,933	201,143
Non-impaired loans	$4,313,253	$4,313,084	$4,130,025	$4,481,752	$4,439,289

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	0.05%	1.10%	2.65%	1.30%	1.14%
Allowance for loan losses as a % of period end loans	1.24%	1.25%	1.59%	3.03%	2.52%
General reserves as a % of non-impaired loans	1.09%	1.10%	1.27%	1.71%	1.80%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$151,539	$155,536	$195,106	$289,268	$233,544
Accruing troubled debt restructuring	24,274	29,800	28,607	--	142
Loans past due 90 days or more	1,350	2,970	3,489	3,590	14,773
Total nonperforming loans	$177,163	$188,306	$227,202	$292,858	$248,459
Other real estate owned - Park National Bank	14,587	14,715	13,240	8,385	6,037
Other real estate owned - SEPH	21,705	21,003	29,032	--	--
Other real estate owned - Vision Bank	--	--	--	33,324	35,203
Total nonperforming assets	$213,455	$224,024	$269,474	$334,567	$289,699
Percentage of nonaccrual loans to period end loans	3.41%	3.49%	4.52%	6.11%	5.03%
Percentage of nonperforming loans to period end loans	3.99%	4.23%	5.26%	6.19%	5.35%
Percentage of nonperforming assets to period end loans	4.80%	5.03%	6.24%	7.07%	6.24%
Percentage of nonperforming assets to period end assets	3.16%	3.37%	3.86%	4.59%	4.11%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2013	2012	2011	2010	2009

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$103,246	$100,244	$96,113	$117,815	$85,197
Accruing troubled debt restructuring	24,274	29,800	26,342	—	142
Loans past due 90 days or more	1,350	2,970	3,367	3,226	3,496
Total nonperforming loans	$128,870	$133,014	$125,822	$121,041	$88,835
Other real estate owned - Park National Bank	14,587	14,715	13,240	8,385	6,037
Total nonperforming assets	$143,457	$147,729	$139,062	$129,426	$94,872
Percentage of nonaccrual loans to period end loans	2.35%	2.28%	2.29%	2.88%	2.15%
Percentage of nonperforming loans to period end loans	2.93%	3.03%	3.00%	2.96%	2.24%
Percentage of nonperforming assets to period end loans	3.27%	3.36%	3.32%	3.16%	2.39%
Percentage of nonperforming assets to period end assets	2.17%	2.27%	2.21%	1.99%	1.53%

Nonperforming Assets -SEPH/Vision Bank (retained portfolio as of March 31, 2013, December 31, 2012, and December 31, 2011):
Nonaccrual loans	$48,293	$55,292	$98,993	$171,453	$148,347
Accruing troubled debt restructuring	—	—	2,265	—	—
Loans past due 90 days or more	—	—	122	364	11,277
Total nonperforming loans	$48,293	$55,292	$101,380	$171,817	$159,624
Other real estate owned - Vision Bank	—	—	—	33,324	35,203
Other real estate owned - SEPH	21,705	21,003	29,032	—	—
Total nonperforming assets	$69,998	$76,295	$130,412	$205,141	$194,827
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	26.77%	21.91%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	26.82%	23.58%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	32.02%	28.78%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	25.90%	21.70%

New nonaccrual loan information-Park National Corporation
Nonaccrual loans, beginning of period	$155,536	$195,106	$289,268	$233,544	$159,512
New nonaccrual loans	21,141	83,204	124,158	175,175	184,181
Resolved nonaccrual loans	25,138	122,774	218,320	119,451	110,149
Nonaccrual loans, end of period	$151,539	$155,536	$195,106	$289,268	$233,544

New nonaccrual loan information-Ohio based operations
Nonaccrual loans, beginning of period	$100,244	$96,113	$117,815	$85,197	$68,306
New nonaccrual loans - Ohio-based operations	21,141	68,960	78,316	85,081	57,641
Resolved nonaccrual loans	18,139	64,829	100,018	52,463	40,750
Nonaccrual loans, end of period	$103,246	$100,244	$96,113	$117,815	$85,197

New nonaccrual loan information-SEPH/Vision Bank (SEPH as of March 31, 2012)
Nonaccrual loans, beginning of period	$55,292	$98,993	$171,453	$148,347	$91,206
New nonaccrual loans - SEPH/Vision Bank	—	14,243	45,842	90,094	126,540
Resolved nonaccrual loans	6,999	57,944	118,302	66,988	69,399
Nonaccrual loans, end of period	$48,293	$55,292	$98,993	$171,453	$148,347

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$233,144	$242,345	$290,908	$304,534	$245,092
Prior charge-offs	102,874	105,107	103,834	53,601	43,949
Remaining principal balance	130,270	137,238	187,074	250,933	201,143
Specific reserves	8,260	8,276	15,935	66,904	36,721
Book value, after specific reserve	$122,010	$128,962	$171,139	$184,029	$164,422

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com